LOAN (Details Narrative) - 2013 Security and Loan Agreement [Member] - Term Loan [Member] $ in Thousands	Oct. 23, 2013 USD ($)
Short-term Debt [Line Items]
Original aggregate principal amount	$ 10,000
Description of interesr rate
The annual interest rate on the Loan is prime plus 4%.

Minimum interest rate	10.50%
Description of repayment terms
The Company is permitted to prepay all or a portion of the Loan. However, any prepayments of the Loan will be subject to a penalty of (i) 2%, if the prepayment occurs within 12 months of the Loan being requested by the Company and InspireMD Ltd. (the “Advance Date”), (ii) 1%, if the prepayment occurs between 12 and 24 months after the Advance Date, and (iii) 0.5%, if the prepayment occurs more than 24 months after the Advance Date.

Unused borrowing capacity fee	$ 500